AARP Investment Program               TWO INTERNATIONAL PLACE   BOSTON, MA 02110
     from SCUDDER                                                 1-800-253-2277

                                                                   July 22, 1996



       Dear AARP Investment Program Shareholder:


           I'm writing to let you know about several topics which require your attention as a shareholder in the AARP Investment Program from Scudder.


           The Trustees of the AARP Mutual Funds considered and approved several matters affecting the Funds. Before the items can be enacted, they must be voted on by shareholders of the AARP Mutual Funds.


           As a shareholder in the Program, you are asked to consider the items and cast your votes. The Trustees of the Funds recommend that you vote in favor of each of these items. It is important that you consider these items, cast your votes, and return your completed Proxy Card(s) as soon as possible. This will help to obtain a quorum and reduce expenses of gathering the vote.


           In this package you will find:

              o A Proxy Statement, which is the legal document setting forth the details of the items to be voted upon;

              o A Proxy Card for each account you have in the Program, on which you cast your votes; and

              o A Postage Prepaid Envelope, in which you can return your Proxy Card(s).


           The Proxy Cards will be tabulated at a Special Meeting of Shareholders of the AARP Investment Program to be held on September 13, 1996 at 8:30 a.m. eastern time at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110. You are invited to attend the meeting, although you do not need to be present. Please return the enclosed Proxy Card(s) even if you do plan to attend the meeting.


           To help you understand the items under consideration, I've summarized them below.


                   Proposal 1: Election of Trustees
                               You are asked to elect the Board of Trustees for each Trust in which the Fund or Funds you invest are a part. All of the proposed Trustees are presently serving the AARP Mutual Funds.


                   Proposal 2: Independent Accountants
                               You are asked to approve the selection of Price Waterhouse LLP as the independent accountants for


                                                MIS-91/92/93/94/95/96/97/98/99-1
                               the AARP Mutual Funds for the fiscal year ending September 30, 1997. Price Waterhouse LLP has served in this capacity since the Funds' inception.

                   Proposal 3: Amended and Restated Declarations of Trust
                               You are asked to approve Amended and Restated Declarations of Trust for the Funds. The
                               Declarations of Trust are legal documents governing policies of the AARP Mutual Funds. The Amended and Restated Declarations of Trust will give the Trustees the flexibility to divide the shares of each Fund into separate classes, and to set the number of Trustees serving on the Board of Trustees for each Trust without the need and expense of a shareholder vote. The Trustees currently have no intention of dividing the shares of any Fund into separate classes.


                   Proposal 4: Modified Diversification Policies
                               (AARP High Quality Money Fund and AARP High
                               Quality Tax Free Money Fund shareholders only) You are asked to approve a modification to the current fundamental diversification policies of the AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund. The modifications will give the Funds greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Funds' credit, maturity and liquidity standards.



           Should shareholders approve these items, the Amended and Restated Declarations of Trust and Modified Diversification Policies will go into effect on or about October 1, 1996.


           Again, it is important for you to consider these items and return your completed Proxy Card(s) in the envelope provided. The Trustees recommend that you vote in favor of each of the proposals.


           If you have any questions, please feel free to contact us by calling 1-800-253-2277, Monday to Friday, from 8:00 a.m. to 8:00 p.m. eastern time. One of our AARP Mutual Fund Representatives will be happy to help you.


           We look forward to continuing to meet your investment needs and helping you achieve your financial objectives.

                                                            Sincerely,
                                                            /s/Cuyler W. Findlay

                                                            Cuyler W. Findlay
                                                            Chairman,
                                                            AARP Investment
                                                            Program from Scudder


       We encourage you to read the attached proxy statement which includes more complete information about the proposals.

AARP Investment Program
     from SCUDDER

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS



                                                                   July 22, 1996


       Dear Shareholder:

           We will hold Special Meetings of shareholders of each of the nine mutual funds offered through the AARP Investment Program from Scudder at 8:30 a.m., eastern time, September 13, 1996. The meetings will be held concurrently at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110. These meetings are being called so that shareholders may vote on several important issues which are listed in the agenda on the following page.
           Please read this proxy statement, which discusses each agenda item. The Trustees have approved each proposal and recommend that you vote in favor of each item. If you were a shareholder of record on July 1, 1996, you are entitled to vote at the meetings or any adjournments of the meetings. You are welcome to attend the meetings and cast your vote in person. Whether you plan to attend or not, we urge you to sign and date the enclosed proxy card(s) as soon as possible and return it in the enclosed postage prepaid envelope. Your prompt response may save the Funds the expense of further solicitations to obtain a sufficient number of votes to hold the meetings.

                                                     Sincerely,

                                                     Kathryn L. Quirk, Secretary
                                                     By order of the Trustees

         IMPORTANT--Please fill out, sign, date and return the enclosed proxy card(s) promptly.

AARP Investment Program
     from SCUDDER
                          AGENDA AND TABLE OF CONTENTS

           The Special Meetings are being called for the following purposes:

     For each Trust:                                                        Page

     (1) To elect the Trustees to hold office until their respective
         successors shall have been duly elected and  qualified               4


     (2) To ratify or reject the action taken by the Trustees in selecting Price Waterhouse LLP as independent accountants
         for the fiscal year ending September 30, 1997                       14

     (3) To approve or disapprove an Amended and Restated
         Declaration of Trust                                                14

     For shareholders of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund only:

     (4) To  approve or  disapprove  modifications  to the
         current fundamental diversification policies of the
         AARP High Quality Money Fund and the AARP High
         Quality Tax Free Money Fund                                         16


           The appointed Trustees will also vote on any other matter not now anticipated but which might properly come before the meetings or any adjournments of the meetings.

                                                             GENERAL INFORMATION

                              JOINT PROXY STATEMENT

                          AARP HIGH QUALITY MONEY FUND
                  (a series of the AARP Cash Investment Funds)

                        AARP GNMA AND U.S. TREASURY FUND
                           AARP HIGH QUALITY BOND FUND
                    (each a series of the AARP Income Trust)

                      AARP HIGH QUALITY TAX FREE MONEY FUND
                     AARP INSURED TAX FREE GENERAL BOND FUND
                (each a series of the AARP Tax Free Income Trust)

                        AARP BALANCED STOCK AND BOND FUND
                           AARP GROWTH AND INCOME FUND
                             AARP GLOBAL GROWTH FUND
                            AARP CAPITAL GROWTH FUND
                    (each a series of the AARP Growth Trust)

                                     GENERAL


           This proxy statement, which was mailed on or about July 22, 1996, has been sent to you in connection with the Special Meetings of shareholders of the AARP Funds. The meetings will be held concurrently at the same location and are hereinafter referred to as the "Meeting". As a shareholder in one or more of the above mutual funds, you are invited to attend the Meeting, at which shareholders will vote on the matters described in this proxy statement. Each share you own is entitled to one vote, which will be cast in accordance with the directions you give on the enclosed proxy card(s). The Trustees ask that you return your proxy card(s) at your earliest convenience.


           If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted in favor of each of the proposals. If you change your mind, you may revoke your vote prior to the Meeting by voting another proxy or by sending a letter or telegram to the Secretary of the Trusts, c/o Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York 10154. If you are able to attend the Meeting and wish to vote your shares in person, you may do so, thereby revoking any proxy which you have previously mailed. It is important to send your proxy card(s) whether or not you wish to attend the Meeting.


           In order to hold the Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Meeting. Proxies which are returned marked to abstain from voting, as well as proxies returned by brokers or others who have not received voting instructions and do not have discretion to vote for their clients ("broker non-votes") will be counted towards this majority of shares. These proxies will not be counted in favor of, but will have no other effect on, the vote for proposal (1) which requires the affirmative vote of a plurality of shares voting at the Meeting for each Trust; proposal
       (2) which requires the affirmative vote of a majority of shares voting at the Meeting for each Trust; and proposal (3) which requires the affirmative vote of a majority of the outstanding voting securities for

                                                                      PROPOSAL 1


       each Trust. Abstentions and broker non-notes will have the effect of a "No" vote for proposal (4) because this proposal requires the approval of a specified percentage of the outstanding shares or of the shares present at the Meeting for each Fund entitled to vote on the proposal. Because of this, shareholders who hold their shares through a broker or other nominee are urged to forward their voting instructions.

           Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Some of the proposals relate to the Trusts, of which the Funds are a part. In the case of proposals on behalf of a Trust, shares of all Funds in that Trust will vote together. In the case of a proposal on behalf of a Fund within a Trust, only shareholders of that Fund are entitled to vote. On July 1, 1996, the record date, the shares outstanding for each Fund were as follows:

                           AARP CASH INVESTMENT FUNDS
                AARP High Quality Money Fund                  387,084,882 shares

                                AARP INCOME TRUST
                AARP GNMA and U.S. Treasury Fund              334,424,031 shares
                AARP High Quality Bond Fund                    32,820,957 shares

                           AARP TAX FREE INCOME TRUST
                AARP High Quality Tax Free Money Fund         113,330,187 shares
                AARP Insured Tax Free General Bond Fund        99,014,031 shares

                                AARP GROWTH TRUST
                AARP Balanced Stock and Bond Fund              21,592,713 shares
                AARP Growth and Income Fund                    92,745,220 shares
                AARP Global Growth Fund                         4,111,439 shares
                AARP Capital Growth Fund                       18,955,676 shares


       The Funds provide periodic reports to all shareholders which highlight relevant information, including investment results and a review of changes made to your Fund's portfolio. You may receive an additional copy of the most recent annual report for the AARP Investment Program from Scudder, without charge, by calling (800) 253-2277 or writing the Funds at P.O. Box 2540, Boston, Massachusetts 02208-2540.

          PROPOSAL 1:                     ELECTION OF TRUSTEES

           Each Trust is served by a Board of Trustees who have overall responsibility for the management of the Funds under Massachusetts law. Shareholders of the Funds in each Trust are being asked to elect their Trust's Board of Trustees.

           Trustees of each Trust are responsible for the general oversight of each Fund's business and for assuring that each Fund is managed in the best interests of its shareholders. The Trustees periodically review each Fund's investment performance as well as the quality of other services provided to each Fund and its shareholders by the Fund Manager--Scudder, Stevens & Clark, Inc., including administration, distribution and investor servicing. At least annually, the Trustees review the fees paid to Scudder for these services and the overall level of each Fund's operating expenses. The Trustees monitor potential conflicts of interest

                                                                      PROPOSAL 1

       among the Funds and between the Funds and Scudder. In carrying out these responsibilities, the Trustees are assisted by each Trust's accountants and legal counsel, which are selected by the Trustees and are independent of Scudder.

           All nominees have consented to stand for election and to serve if elected. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for any replacement nominee whom the Trustees may designate.

                         Information About the Nominees


           The table below sets forth certain information concerning each of the nominees for Trustee. At a meeting held on March 20, 1996 the Board of Trustees approved a "Program Board" where all Trustees would serve on the Board of Trustees for each of the four Trusts.


           Each of the nominees is now a Trustee of at least one of the Trusts for which he or she has been nominated and, with the exception of Ms. Anderson and Ms. Canja, who became Trustees after the last Special Meeting of Shareholders, each was elected to serve as a Trustee of at least one Trust at the last Special Meeting. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, although not necessarily in the same capacity.

                        Present Office with the Trusts, if any;                 Year First        Beneficial Shares Owned
                        Principal Occupation or Employment and                   Became a                  on
  Name (Age)            Directorships in Publicly Held Companies                  Trustee             May 31, 1996 (1)
  ----------            ----------------------------------------                  -------             ----------------



  Carole Lewis          President, MASDUN Capital Advisors; Formerly Principal,     1995         AARP Global Growth
    Anderson(51)        Suburban Capital Markets; Director, VICORP Restaurants,                  Fund: 667(6)
                        Inc.; Member of the Board, Association for Corporate                     AARP Capital Growth
                        Growth of Washington, D.C.; Trustee, Hasbro Children's                   Fund: 256(6)
                        Foundation and Mary Baldwin College.


  Adelaide Attard       Consultant, Gerontology; Member, New York City Department   1984         AARP High Quality Bond Fund:
     (66)               of Aging Advisory Council--Appointed by Mayor (1995);                     988
                        Commissioner, County of Nassau, New York, Department of                  AARP GNMA & U.S. Treasury
                        Senior Citizen Affairs, (1971-1991); Board Member,                       Fund: 1,147
                        American Association of International Aging                              AARP Balanced Stock & Bond
                        (1981-present); Member, NYS Community Services for the                   Fund: 136
                        Elderly Advisory Council--Appointed by Governor                          AARP Growth & Income Fund:
                        (1987-1991); Chairperson, Federal Council on Aging,                      222
                        (1981-1986); U.S. Delegate to 1982 United Nations World                  AARP Capital Growth Fund: 276
                        Assembly on Aging.


                                       5

                                                                      PROPOSAL 1

                        Present Office with the Trusts, if any;                 Year First        Beneficial Shares Owned
                        Principal Occupation or Employment and                   Became a                  on
  Name (Age)            Directorships in Publicly Held Companies                  Trustee             May 31, 1996 (1)
  ----------            ----------------------------------------                  -------             ----------------


 Cyril F. Brickfield    Honorary President and Special Counsel, American             1984        AARP High Quality Money
   (77)*                Association of Retired Persons; Former Board Member:                     Fund: 51,916 (2)
                        American Association of International Aging, National                    AARP GNMA & U.S. Treasury
                        Alzheimer's Association, and American Federation of Aging                Fund: 3,643 (2)
                        Research (AFAR).

 Robert N. Butler,      Director, International Longevity Center and Professor of    1984        AARP Growth & Income Fund:
   M.D.(69)             Geriatrics and Adult Development; Chairman, Henry L.                     104 (2)
                        Schwartz Department of Geriatrics and Adult Development,
                        Mount Sinai Medical Center; Formerly Director,  National
                        Institute on Aging, National Institute of Health.

 Esther Canja           Vice President, American Association of Retired Persons;     1996        AARP Growth & Income Fund:
   (69)*                Trustee and Chair, AARP Group Health Insurance Plan; Board               95 (2)
                        Liaison, National Volunteer Leadership Network Advisory
                        Committee; Chair, Board Operations Committee; AARP State
                        Director of Florida (1990-1992).

 Linda C. Coughlin      President; Managing Director of Scudder, Stevens & Clark,    1991        AARP Insured Tax Free
   (44)*+++             Inc.                                                                     General Bond Fund: 56
                                                                                                 AARP Growth & Income Fund: 39
                                                                                                 AARP Global Growth Fund: 67
                                                                                                 AARP Capital Growth Fund: 26



                                       6

                                                                      PROPOSAL 1



                        Present Office with the Trusts, if any;                 Year First        Beneficial Shares Owned
                        Principal Occupation or Employment and                   Became a                  on
  Name (Age)            Directorships in Publicly Held Companies                  Trustee             May 31, 1996 (1)
  ----------            ----------------------------------------                  -------             ----------------


  Horrace B. Deets      Vice Chairman; Executive Director, American Association     1988         AARP Insured Tax Free
     (58)*+++           of Retired Persons; Member, Board of Councilors, Andrus                     General Bond Fund: 3,709 (2)
                        Gerontology Center; Member of the Board, HelpAge                         AARP Balanced Stock & Bond
                        International.                                                           Fund: 1,706 (2)
                                                                                                 AARP Growth & Income Fund:
                                                                                                 155 (2)

  Edgar R. Fiedler      Vice President and Economic Counselor, The Conference        1984        AARP GNMA & U.S. Treasury
     (67)               Board, Inc.; Director: The Stanley Works, Zurich-American                Fund: 74
                        Insurance Company, Harris Insight Funds and Emerging                     AARP High Quality Tax Free
                        Mexico Fund. Mr. Fiedler serves on the boards of an                      Money Fund: 1,040
                        additional 11 funds managed by Scudder.                                  AARP Insured Tax Free
                                                                                                 General Bond Fund: 658

  Cuyler W. Findlay     Chairman; Managing Director of Scudder, Stevens & Clark,     1984        AARP Capital Growth Fund: 511
     (63)*+++           Inc. Mr. Findlay serves on the board of an additional fund managed by Scudder.

  Eugene P. Forrester   Consultant; International Trade Counselor; Lt. General       1984        AARP High Quality Bond Fund:
     (70)               (Retired), U.S. Army; Command General, U.S. Army Western                 232
                        Command, Honolulu; Consultant: Digital Equipment Corp.,                  AARP Insured Tax Free
                        DHI, Philip Morris, PICS Previews, and Whittle                           General Bond Fund: 191
                        Communications.                                                          AARP Balanced Stock & Bond
                                                                                                 Fund: 762
                                                                                                 AARP Growth & Income Fund: 2,613
                                                                                                 AARP Capital Growth Fund: 2,202



                                       7

                                                                      PROPOSAL 1


                        Present Office with the Trusts, if any;                   Year First       Beneficial Shares Owned
                        Principal Occupation or Employment and                     Became a                 on
  Name (Age)            Directorships in Publicly Held Companies                    Trustee            May 31, 1996 (1)
  ----------            ----------------------------------------                    -------            ----------------



  Wayne F. Haefer       Director, Membership Division of AARP; Trustee, Employee's    1993       AARP High Quality Bond Fund:
    (59)*               Pension and Welfare Trusts of AARP and Retired Persons                   115 (2)
                        Services, Inc.; Formerly Director, Administration and Data               AARP Balanced Stock & Bond
                        Management Division of AARP.                                             Fund: 292 (2) AARP Capital
                                                                                                 Growth Fund: 3,519 (2)

  George L. Maddox,     Professor Emeritus and Director, Long Term Care Resources     1984       AARP GNMA & U.S. Treasury
     Jr.(71)            Program, Duke University Medical Center; Senior Fellow,                  Fund: 970 (2)
                        Center for the Study of Aging and Human Development, Duke                AARP Growth & Income Fund:
                        University; Professor Emeritus of Sociology, Departments                 1,952 (2)
                        of Sociology and Psychiatry, Duke University.

  Robert J. Myers       Actuarial Consultant; Formerly Executive Director,            1984       AARP High Quality Money
     (83)               National Commission on Social Security Reform; Director,                 Fund: 874
                        NASL Series Trust, Inc. and North American Funds, Inc.;                  AARP High Quality Bond Fund:
                        Formerly Director, Board of Pensions, Evangelical Lutheran               127
                        Church in America; Formerly Chairman, Commission on                      AARP GNMA & U.S. Treasury
                        Railroad Retirement Reform; Member, Prospective Payment                  Fund: 5,748
                        Assessment Commission.                                                   AARP Balanced Stock & Bond
                                                                                                 Fund: 346
                                                                                                 AARP Growth & Income Fund: 644
                                                                                                 AARP Global Growth Fund: 1,184
                                                                                                 AARP Capital Growth Fund: 835



                                       8

                                                                      PROPOSAL 1




                        Present Office with the Trusts, if any;                 Year First        Beneficial Shares Owned
                        Principal Occupation or Employment and                   Became a                  on
  Name (Age)            Directorships in Publicly Held Companies                  Trustee             May 31, 1996 (1)
  ----------            ----------------------------------------                  -------             ----------------

  James H. Schulz        Professor of Economics and Kirstein Professor of Aging     1984          AARP High
     (60)                Policy, Policy Center on Aging, Florence Heller School,                  Quality Money Fund: 2,850 (2)
                         Brandeis University.                                                     AARP GNMA &
                                                                                                  U.S. Treasury Fund: 1,175 (3)
                                                                                                  AARP High Quality Tax Free
                                                                                                  Money Fund: 20,394 (2)
                                                                                                  AARP Insured Tax Free
                                                                                                  General Bond Fund: 403 (2)
                                                                                                  AARP Balanced Stock & Bond
                                                                                                  Fund: 59 (2)
                                                                                                  AARP Growth & Income Fund:
                                                                                                  962 (2)
                                                                                                  AARP Capital Growth Fund: 665 (5)

 Gordon Shillinglaw      Professor Emeritus of Accounting, Columbia University       1984         AARP High Quality Money
    (71)                 Graduate School of Business; Formerly Director and                       Fund: 2,544
                         Treasurer, FERIS Foundation of America. Mr. Shillinglaw                  AARP High Quality Tax Free
                         serves on an additional 10 funds managed by Scudder.                     Money Fund: 2,768
                                                                                                  AARP High Quality Bond Fund:
                                                                                                  383 (2)
                                                                                                  AARP GNMA & U.S. Treasury
                                                                                                  Fund:  269 (2)
                                                                                                  AARP Insured Tax Free
                                                                                                  General Bond Fund: 2,949 (4)
                                                                                                  AARP Balanced Stock & Bond
                                                                                                  Fund: 1,109
                                                                                                  AARP Growth & Income Fund:
                                                                                                  1,289
                                                                                                  AARP Global Growth Fund: 659
                                                                                                  AARP Capital Growth Fund: 1,647

                         All Trustees and Officers as a Group
                                                               Sole investment               Shared investment
                                                               and voting power               and voting power
                                                               ----------------               ----------------

AARP High Quality Money Fund                                         3,418                             54,766
AARP GNMA and U.S. Treasury Fund                                     7,614                              5,412
AARP High Quality Bond Fund                                          1,347                                498
AARP High Quality Tax Free Money Fund                                3,808                             20,394
AARP Insured Tax Free General Bond Fund                              1,949                              6,018
AARP Balanced Stock and Bond Fund                                    2,353                              2,057
AARP Growth and Income Fund                                          4,807                              3,268
AARP Global Growth Fund                                              1,910                                  0
AARP Capital Growth Fund                                             5,617                              4,152
                                                                  --------                           --------
TOTAL                                                               32,823                             96,565


                                                                      PROPOSAL 1

     * Trustees considered by the Trusts and their counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended, the "1940 Act") of the Trusts, of Scudder or of AARP. Mr. Findlay and Ms. Coughlin are deemed to be interested persons because of their affiliation with Scudder. Ms. Canja, Messrs. Brickfield, Deets and Haefer are deemed to be interested persons because of their affiliation with AARP.

     +++ Messrs. Deets and Findlay and Ms. Coughlin are members of the Executive Committee of the Funds.

      (1) The information as to beneficial ownership is based on statements furnished to the Trusts by the nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Beneficial shares owned by each Trustee constituted less than 1/4 of 1% of such class of shares.

      (2) Shares held with shared investment and voting power.


      (3) 530 shares held with shared investment and voting power.

      (4) 1,906 shares held with shared investment and voting power.

      (5) 633 shares held with shared investment and voting power.

      (6) Shares held on July 15, 1996. These shares are not included in the totals provided on page 9.


           The Trustees and Officers of the Trusts may also serve in similar capacities for other funds managed by Scudder, Stevens & Clark, Inc.


           To the best of the Trusts' knowledge, as of May 31, 1996 no person owned beneficially more than 5% of the outstanding shares of any of the Funds.

                     Committees of the Board--Board Meetings

           The Board of Trustees of each of the Trusts met five times during the fiscal year ended September 30, 1995. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees and of all committees on which he or she serves, except for Horace B. Deets. A representative of AARP was present at every Board Meeting.

           The Trustees, in addition to an Executive Committee, have an Audit Committee, a Valuation Committee and a Special Nominating Committee.

                                 Audit Committee

           The Trustees of each Trust have an Audit Committee which meets to review with management and the independent accountants the scope of the audit and the controls of each Trust and its agents. It also reviews and approves in advance the types of services to be rendered by the independent accountants; it recommends the selection of independent accountants for each Trust to the Trustees for approval; and in general the Committee considers and reports to the Trustees on matters regarding each Trust's accounting and bookkeeping practices. The Audit Committee of each Trust met once during the fiscal year ended September 30, 1995. The composition of the Audit Committees for each of the four Trusts is as follows:

                                                                Composition of the Committee
                                                                ----------------------------

                   AARP Cash Investment Funds           Messrs. Myers and Shillinglaw
                   AARP Income Trust                    Ms. Anderson, Messrs. Butler, Fiedler and Myers
                   AARP Tax Free Income Trust           Messrs. Forrester, Maddox and Shillinglaw
                   AARP Growth Trust                    Ms. Attard, Messrs. Schulz and Shillinglaw

                                                                      PROPOSAL 1

                          Special Nominating Committee

           The Trustees of each Trust have a Special Nominating Committee consisting of those Trustees who are not interested persons of AARP, Scudder, Stevens & Clark, Inc. or any of the Trusts ("Noninterested Trustees") as defined in the 1940 Act. The Committee is charged with the duty of making all nominations for Noninterested Trustees. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. Each Trust's Nominating Committee met three times during the fiscal year ended September 30, 1995. The Committee most recently met on March 20, 1996 to consider and to nominate the Noninterested nominees set forth above.


                               Executive Officers

           In addition to Messrs. Deets and Findlay and Ms. Coughlin, Trustees who are also Officers of the Trusts, the following persons are Executive Officers of the Trusts:

                                                                                                              Year First
                                              Present Office with the Trusts;                                 Became an
              Name (Age)                      Principal Occupation or Employment(1)                           Officer(2)
              ----------                      -------------------------------------                           ----------

  Edward J. O'Connell (51)           Vice President and Assistant Treasurer of the Trusts; Principal of           1988
                                     Scudder, Stevens & Clark, Inc.

  Kathryn L. Quirk (43)              Vice President and Secretary of the Trusts; Managing Director of             1991
                                     Scudder, Stevens & Clark, Inc.

  David S. Lee (62)                  Vice President and Assistant Treasurer of the Trusts; Managing               1984
                                     Director of Scudder, Stevens & Clark, Inc.

  Pamela A. McGrath (42)             Vice President and Treasurer of the Trusts; Managing Director of             1990
                                     Scudder, Stevens & Clark, Inc.

  Thomas F. McDonough (49)           Vice President and Assistant Secretary of the Trusts; Principal of           1984
                                     Scudder, Stevens & Clark, Inc.


  Margaret D. Hadzima (44)           Vice President of the Trusts; Managing Director of Scudder, Stevens &        1996
                                     Clark, Inc.


  Thomas W. Joseph (57)              Vice President of the Trusts; Principal of Scudder, Stevens & Clark,         1988
                                     Inc.


  James W. Pasman (44)               Vice President of the Trusts; Principal of Scudder, Stevens & Clark,         1996
                                     Inc.


  Howard Schneider (39)              Vice President of the Trusts; Managing Director of Scudder, Stevens &        1991
                                     Clark, Inc.

  Cornelia M. Small (52)             Vice President of the Trusts; Managing Director of Scudder, Stevens &        1984
                                     Clark, Inc.

         (1)Unless   otherwise   stated,   all  Executive   Officers  have  been
            associated with Scudder for more than five years, although not necessarily in the same capacity.

         (2)The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other Officers hold office at the pleasure of the Trustees.

                                                                      PROPOSAL 1

                        Payments to Trustees and Officers


           Trustees and Officers who are affiliated with Scudder or AARP receive no compensation from the Trusts for their services as Trustees or Officers. Total payments made to all Trustees not affiliated with Scudder or AARP for the fiscal year ended September 30, 1995 for each Trust were as follows: AARP Cash Investment Funds, $19,837; AARP Income Trust, $60,387; AARP Tax Free Income Trust, $61,436; AARP Growth Trust, $81,463. In addition to out-of-pocket expenses, each unaffiliated Trustee currently receives an annual fee of $2,000 per Fund; a fee of $270 for attending each Trustees' meeting; $200 for attending each audit and contract committee meeting; and $100 for attending each additional committee meeting. The Trustees approved a new compensation structure, effective October 1, 1996, which is consistent with the goal of increasing the number of Trustees serving on the Board of Trustees of each Trust with little or no additional cost to the Funds. The new compensation structure provides that, in addition to out-of-pocket expenses, each unaffiliated Trustee will receive an annual retainer of $10,000 for serving as a Trustee of the AARP Investment Program. In addition, each Trustee will receive for each Fund on which they serve, a fee of $175 for attending each Trustees' meeting; $150 for attending each audit and contract committee meeting; $100 for attending each nominating committee meeting; and $125 for attending each additional committee meeting. Scudder and AARP Financial Services Corporation (AFSC), which receive fees for the services they perform for the Funds, pay the expenses of their officers, directors or employees who serve as Officers and/or Trustees of the Trusts.


       The following Compensation Table provides, in tabular form, the following data:
       Column (1): all Trustees who receive compensation from the Trusts.
       Column (2): aggregate compensation received by a Trustee from all the series of a Trust.
       Column (3): total compensation received by a Trustee from the Trusts, plus compensation received from all Funds that are advised by Scudder (the "Fund Complex") for which a Trustee serves. The total number of Funds from which a Trustee receives such compensation is also provided.

                                                                      PROPOSAL 1


                               Compensation Table
                      for the year ended December 31, 1995
=============================================================================================================================
            (1)                                                 (2)                                              (3)
                                                  Aggregate Compensation from
                                   (a)               (b)               (c)                  (d)
                                AARP Cash       AARP Income       AARP Tax Free      AARP Growth Trust
                            Investment Fund   Trust consisting    Income Trust      consisting of four
                             consisting of     of two Funds:    consisting of two  Funds: AARP Balanced
                             one Fund: AARP    AARP GNMA and    Funds: AARP High   Stock and Bond Fund,
                              High Quality     U.S. Treasury    Quality Tax Free   AARP Growth and Income  Total Compensation
                               Money Fund      Fund and AARP     Money Fund and      Fund, AARP Global        from the AARP
                                               High Quality     AARP Insured Tax     Growth Fund*, and       Trusts and Fund
Name of Person,                                 Bond Fund         Free General          AARP Capital         Complex Paid to
Position                                                            Bond Fund            Growth Fund             Trustee
=============================================================================================================================
Carole L. Anderson,               $538             $1076               --                   --                 $1,614
Trustee                                                                                                       (3 funds)

Adelaide Attard,                 $3177             $7387               --                 $11,677              $22,241
Trustee                                                                                                       (6 funds)

Robert N. Butler,                 --               $7140               --                 $10,110              $17,250
Trustee                                                                                                       (5 funds)

Mary Johnston Evans,             $3477              --                $6553               $10,430              $33,460
Retired Trustee as of                                                                                         (7 funds)
May 31, 1996

Edgar R. Fiedler,                $3720             $8000              $7600                 --                $81,713**
Trustee                                                                                                      (15 funds)

Eugene P. Forrester,              --               $8160              $8560                 --                 $16,720
Trustee                                                                                                       (4 funds)

William B. Macomber,              --                --                $7680               $10,920              $18,600
Retired Trustee as of                                                                                         (5 funds)

March 31, 1996
George L. Maddox, Jr.,            --               $8560              $8960                 --                 $17,520
Trustee                                                                                                       (4 funds)

Robert J. Myers,                 $3950             $7892               --                 $11,238              $23,080
Trustee                                                                                                       (6 funds)

James H. Schulz,                  --               $5968              $7006               $11,108              $24,082
Trustee                                                                                                       (7 funds)

Gordon Shillinglaw, Trustee      $4008              --                $8026               $12,046             $102,097
                                                                                                             (15 funds)

*     AARP Global Growth Fund commenced operations on February 1, 1996.

** Includes $48,143 accrued through a deferred compensation program. As of December 31, 1995, Mr. Fiedler had a total of $206,003 accrued in a deferred compensation program for serving on the Board of Directors of Scudder Institutional Fund, Inc., which had four active portfolios during 1995 and $208,215 accrued in a deferred compensation program for serving on the Board of Scudder Fund, Inc., which has five active portfolios. As of April 3, 1996, Scudder Institutional Fund, Inc. has five active portfolios.

                                  Required Vote

           For each Trust, election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders vote in favor of each of the nominees.

                                                               PROPOSALS 2 AND 3

          PROPOSAL 2:    RATIFICATION OR REJECTION OF
                         SELECTION OF INDEPENDENT
                         ACCOUNTANTS


           Each year, the Board of Trustees for each Trust selects independent accountants to audit the Funds' financial statements.

           At meetings held on June 18, 1996, the Trustees of each Trust, including a majority of the Noninterested Trustees, selected Price Waterhouse LLP to act as independent accountants for the Trusts for the fiscal year ending September 30, 1997. Price Waterhouse LLP are independent accountants and have advised the Trusts that they have no direct financial or material indirect financial interest in the Trusts.

           One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. In addition, they will be available to respond to appropriate questions.

           The Trusts' financial statements for the fiscal year ended September 30, 1995 were examined by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Trusts' reports to shareholders and their filings with the Securities and Exchange Commission.

                                  Required Vote

           For each Trust, ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders ratify the selection of Price Waterhouse LLP as independent accountants.


          PROPOSAL 3:    APPROVAL OR DISAPPROVAL OF AMENDED
                         AND RESTATED DECLARATIONS OF TRUST

           The Trustees propose that each Trust's Declaration of Trust be amended and restated to expressly permit the division of shares of beneficial interest of the Funds into separate classes, and to allow the Trustees to set the number of Trustees serving on each Trust's Board of Trustees. The principal purpose of the proposed amendments is to give the Trustees additional flexibility to manage the business of the Trusts and to adapt to changing market conditions. If this proposal is approved, each Declaration of Trust will be amended and restated as shown in Exhibit A to this Proxy Statement.

                           Different Classes of Shares

           The Trusts, each a Massachusetts business trust, have authorized capital consisting of an unlimited number of shares of beneficial interest of $.01 par value per share (the "Shares"), all of which are of one class and have equal rights as to voting, dividends and liquidation. Under each Declaration of Trust, as currently in effect (the "Declaration of Trust"), the Trustees have the authority to issue two or more series of Shares (each a "Series") and to designate the relative rights and

                                                                      PROPOSAL 3

       preferences as between the different Series. Under the Declaration of Trust, shareholders of each Series have an interest in a separate portfolio of assets.


           Division of the Shares into different classes (each a "Class") would permit Shares of different Classes to be distributed by different methods, and shareholders of different Classes might bear different expenses in connection with such methods of distribution. Shareholders of different Classes of a particular Series would continue to have an interest in the same portfolio of assets. For example, the Shares of one Class might be made available through an administrative agreement with a bank, while the Shares of another Class might continue to be available through Scudder Investor Services, Inc. ("the Distributor"). In such an instance, the bank might be compensated for its services through payment by a Fund of an administrative fee, which would be allocated only to the Shares of the Class available through the bank. In the future, there may be other considerations which would make it advisable to divide shares into different classes.


           The Trustees have no present intention of taking the action necessary to effect the division of Shares into separate Classes, nor of changing the method of distribution of Shares of each Fund. If the Shares were divided into Classes and it was proposed that one or more Classes bear expenses of an activity primarily intended to result in the sale of Shares, the vote of a majority of the outstanding voting securities of the affected Class or Classes would be required to approve a "Rule 12b-1 plan" to permit the bearing of such expenses. No 12b-1 plan is currently in effect and, accordingly, the Funds do not bear any of the expenses of distribution. No sales commission or load is charged to the investor on Shares sold through the Distributor.

           Because allocation of expenses among different Classes could affect the calculation of each Fund's net asset value per Share, the proposed Amended and Restated Declaration of Trust would also revise provisions relating to such calculations. The Amended and Restated Declaration of Trust would also state explicitly that a shareholder of a particular Series or Class thereof is not entitled to bring a derivative or class action on behalf of any other Series or Class (or shareholder of any other Series or Class) of a Fund and that any indemnification to a shareholder would be solely from one or more Series of which the shareholder holds shares.

                               Number of Trustees

           Each Trust's Declaration of Trust currently states that the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of such Trustees, provided that the number of Trustees shall be more than one and no more than fifteen. The Trustees propose that the Declarations of Trust be amended and restated to allow the Trustees to determine the appropriate number of Trustees by majority vote, as long as there is a minimum of one Trustee serving on each Trust. Thus, if increasing the number of Trustees over fifteen was necessary, the Trustees would have clear authority to increase the number of Trustees serving on each Trust without the expense of calling a shareholder meeting to amend the Declarations of Trust.

           The purpose of changing this provision in the Amended and Restated Declaration of Trust is to allow for the implementation of the AARP

                                                               PROPOSALS 3 AND 4


       Program Board (as discussed under Proposal 1) which will allow all Trustees to serve on each of the four Trusts within the AARP Investment Program from Scudder. The Trustees believe that the Program Board will allow for greater efficiency by having a Board of Trustees consistent for each Trust, but at little or no additional cost to the Funds.


           In addition, the Amended and Restated Declaration of Trust includes a provision for Scudder to employ one or more sub-advisers from time to time, changes to proxy and report delivery requirements and changes made since the last Special Meeting of Shareholders regarding setting the minimum account size.


                                  Required Vote


           Pursuant to the Declarations of Trust, approval of each Amended and Restated Declaration of Trust requires the affirmative vote of a majority of the outstanding voting securities entitled to vote. If an affirmative vote of shareholders is not obtained with respect to the shares entitled to vote, the present Declaration for that Trust will continue in effect. The Trustees recommend that shareholders vote in favor of the Amended and Restated Declarations of Trust.

          PROPOSAL 4:    APPROVAL OR DISAPPROVAL OF MODIFIED
                         DIVERSIFICATION POLICIES
                         (AARP High Quality Money Fund and
                         AARP High Quality Tax Free Money Fund)

           The Securities and Exchange Commission ("SEC") has adopted extensive changes to the principal rule governing the operations of money market funds -- Rule 2a-7 ("Rule") under the Investment Company Act of 1940 ("1940 Act"). The Rule is intended to help assure that money market funds can maintain a stable net asset value. It contains extensive restrictions in addition to those concerning diversification, including quality and maturity standards. The amendments to the Rule generally take effect on October 3, 1996.

           The SEC recognized, in adopting the Rule, that certain of its provisions might not be consistent with the definition of "diversified company" contained in the 1940 Act. It determined, however, that a money market fund that complies with applicable diversification requirements of the Rule will be deemed to satisfy the 1940 Act's requirements for classification as a "diversified company."

           Each of the AARP Funds operates as a "diversified company." Each Fund has adopted an investment policy reflecting the requirements of the 1940 Act applicable to a diversified company. That policy provides that none of the Funds may:

          with respect to 75% of each Fund's total net assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and except securities of other investment companies).

           This policy, as required by the 1940 Act, may not be changed except with the approval of shareholders.

                                                                      PROPOSAL 4

           The Trustees have determined that it would be in the best interests of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund as well as any other money market fund that becomes an AARP Fund (collectively, "Money Funds") to operate in accordance with the Rule, as amended. The Trustees have also determined that the diversification standards of the Rule, rather than those stated above, should govern the activities of the Money Funds.

           The modification to the diversification policies will give the Funds greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Funds' credit, maturity and liquidity standards.

           Management of the Money Funds believes that the protections of the Rule, including its diversification and other requirements, can fairly be characterized as stricter overall than what is otherwise required by the 1940 Act. They therefore believe that a change in the Money Funds' diversification policies to be consistent with the Rule will provide the Money Funds with desirable flexibility (within the parameters of a very restrictive Rule), will permit those Funds to operate more effectively, and will be consistent with the investment objectives of each Money Fund and with the best interests of the Money Funds and their shareholders.

                    Modification of Diversification Policies

           The Trustees of the AARP Cash Investment Funds and the Trustees of AARP Tax Free Income Trust propose that the diversification policies of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund be modified to provide that none of the Funds may:

          with respect to 75% of each Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies), provided that the amount of the total assets of each of the AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund as well as of any other fund that is operated as a money market fund, that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time.

                                  Required Vote

           Approval of this proposal requires the affirmative vote of a majority of the outstanding voting securities of each Fund, which means, for each Fund (1) the holders of more than 50% of the outstanding shares of that Fund or (2) the holders of 67% or more of the shares of that Fund present at the Meeting, if the holders of more than 50% of the shares of that Fund are present at the Meeting in person or by proxy, whichever is less. The Trustees have considered various factors and believe that this proposal is in the best interest of the Funds' shareholders. If an affirmative vote is not obtained as to any restriction, that fundamental investment restriction will remain unchanged. The Trustees recommend that shareholders vote in favor of the modifications to the Funds' diversification policies as described above.

                                                          ADDITIONAL INFORMATION

                             ADDITIONAL INFORMATION
                               Investment Adviser

           Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations. Today, Scudder manages more than $100 billion in assets for clients around the world.


           Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.


       ---------------------------
       *   Two International Place, Boston, Massachusetts
       #   345 Park Avenue, New York, New York
       +++ 101 California Street, San Francisco, California
       @  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

           All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

                                  Other Matters

           The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed Trustees will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

           Please complete and sign the enclosed proxy card(s) and return them in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

                                                                   MISCELLANEOUS

                                  MISCELLANEOUS

           Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Trusts or Scudder. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Officers of the Trusts or Scudder in person, by telephone or by facsimile will be borne by the particular Trust. The Trusts will reimburse banks, brokers and other persons holding Trust shares registered in their names, or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


           For each Trust, in the event that sufficient votes in favor of any proposal set forth in the Agenda are not received by September 13, 1996, the persons named on the enclosed proxy card(s) may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of such shares entitled to vote on the adjourned matter present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed Trustees on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the respective Trust.


           Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Kathryn L. Quirk, Secretary of the Trusts, c/o Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

                                                       By order of the Trustees,
                                                       Kathryn L. Quirk
                                                       Secretary
       345 Park Avenue
       New York, New York 10154

       July 22, 1996

                                                                       Exhibit A





                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                               AARP ________ TRUST

                            DATED: September __, 1996

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----


ARTICLE I
NAME AND DEFINITIONS                                                                                          A-4
         Section 1.1.        Name                                                                             A-4
         Section 1.2.        Definitions                                                                      A-4

ARTICLE II
TRUSTEES                                                                                                      A-6
         Section 2.1.        General Powers                                                                   A-6
         Section 2.2.        Investments                                                                      A-6
         Section 2.3.        Legal Title                                                                      A-7
         Section 2.4.        Issuance and Repurchase of Shares                                                A-8
         Section 2.5.        Delegation; Committees                                                           A-8
         Section 2.6.        Collection and Payment                                                           A-8
         Section 2.7.        Expenses                                                                         A-8
         Section 2.8.        Manner of Acting; By-laws                                                        A-9
         Section 2.9.        Miscellaneous Powers                                                             A-9
         Section 2.10.       Principal Transactions                                                           A-9
         Section 2.11.       Number of Trustees                                                               A-9
         Section 2.12.       Election and Term                                                                A-9
         Section 2.13.       Resignation and Removal                                                         A-10
         Section 2.14.       Vacancies                                                                       A-10
         Section 2.15.       Delegation of Power to Other Trustees                                           A-10

ARTICLE III
CONTRACTS                                                                                                    A-11
         Section 3.1.        Distribution Contract                                                           A-11
         Section 3.2.        Advisory or Management Contract                                                 A-11
         Section 3.3.        Affiliations of Trustees or Officers, Etc.                                      A-11
         Section 3.4.        Compliance with 1940 Act                                                        A-12

ARTICLE IV
LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
         TRUSTEES AND OTHERS                                                                                 A-12
         Section 4.2.        Non-Liability of Trustees, Etc.                                                 A-12
         Section 4.3.        Mandatory Indemnification                                                       A-13
         Section 4.4.        No Bond Required of Trustees                                                    A-14
         Section 4.5.        No Duty of Investigation; Notice
                             in Trust Instruments, Etc.                                                      A-14
         Section 4.6.        Reliance on Experts, Etc.                                                       A-14

ARTICLE V
SHARES OF BENEFICIAL INTEREST                                                                                A-15
         Section 5.1.        Beneficial Interest                                                             A-15
         Section 5.2.        Rights of Shareholders                                                          A-15
         Section 5.3.        Trust Only                                                                      A-15
         Section 5.4.        Issuance of Shares                                                              A-15
         Section 5.5.        Register of Shares                                                              A-15
         Section 5.6.        Transfer of Shares                                                              A-16

                                      A-2


         Section 5.7.        Notices, Reports                                                                A-16
         Section 5.8.        Treasury Shares                                                                 A-16
         Section 5.9.        Voting Powers                                                                   A-17
         Section 5.10.       Meetings of Shareholders                                                        A-17
         Section 5.11.       Series Designation                                                              A-17
         Section 5.12.       Assent to Declaration of Trust                                                  A-19
         Section 5.13.       Class Designation                                                               A-19

ARTICLE VI
REDEMPTION AND REPURCHASE OF SHARES                                                                          A-20
         Section 6.1.        Redemption of Shares                                                            A-20
         Section 6.2.        Price                                                                           A-20
         Section 6.3.        Payment                                                                         A-20
         Section 6.4.        Effect of Suspension of Determination
                             of Net Asset Value                                                              A-21
         Section 6.5.        Repurchase by Agreement                                                         A-21
         Section 6.6.        Redemption of Shareholder's Interest                                            A-21
         Section 6.7.        Redemption of Shares in Order to Qualify as Regulated
                             Investment Company; Disclosure of Holding                                       A-21
         Section 6.8.        Reductions in Number of Outstanding Shares
                             Pursuant to Net Asset Value Formula                                             A-22
         Section 6.9.        Suspension of Right of Redemption                                               A-22

ARTICLE VII
DETERMINATION OF NET ASSET VALUE,
         NET INCOME AND DISTRIBUTIONS                                                                        A-22
         Section 7.1.        Net Asset Value                                                                 A-22
         Section 7.2.        Distributions to Shareholders                                                   A-23
         Section 7.3.        Determination of Net Income; Constant Net Asset Value;
                             Reduction of Outstanding Shares                                                 A-23
         Section 7.4.        Allocation Between Principal and Income                                         A-24
         Section 7.5.        Power to Modify Foregoing Procedures                                            A-24

ARTICLE VIII
DURATION; TERMINATION OF TRUST;
         AMENDMENT; MERGERS, ETC.                                                                            A-24
         Section 8.1.        Duration                                                                        A-24
         Section 8.2.        Termination of Trust                                                            A-24
         Section 8.3.        Amendment Procedure                                                             A-25
         Section 8.4.        Merger, Consolidation and Sale of Assets                                        A-26
         Section 8.5.        Incorporation                                                                   A-26

ARTICLE IX
REPORTS TO SHAREHOLDERS                                                                                      A-26

ARTICLE X
MISCELLANEOUS                                                                                                A-27
         Section 10.1.       Filing                                                                          A-27
         Section 10.2.       Governing Law                                                                   A-27
         Section 10.3.       Counterparts                                                                    A-27
         Section 10.4.       Reliance by Third Parties                                                       A-27
         Section 10.5.       Provisions in Conflict with Law or Regulations                                  A-27

                                      A-3

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF

                              AARP ________ TRUST

                           DATED: September __, 1996


         AMENDED AND RESTATED DECLARATION OF TRUST made September __, 1996 by a majority of the Trustees of AARP __________ Trust (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees").

         WHEREAS, the undersigned, being duly elected and qualified Trustees of AARP _____________ Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to an Amended and Restated Declaration of Trust dated September __, 1996, as amended, do hereby certify that at a meeting of the Shareholders of the Trust, by favorable vote on September __, 1996, of a majority of the shares issued and entitled to vote, the Shareholders adopted the Amended and Restated Declaration of Trust as follows:


                                    ARTICLE I
                              NAME AND DEFINITIONS


         Section 1.1. Name. The name of the trust created hereby, until and unless changed by the Trustees as provided in Section 8.3(a) hereof, is the "AARP ___________Trust."


         Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:
         (a) "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

         (b) "Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

         (c) The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" given it in the 1940 Act.

         (d) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

         (e) "Declaration" means this Amended and Restated Declaration of Trust, as further amended from time to time. Reference in this Declaration of Trust to

"Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

         (f) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

         (g) "His" shall include the feminine and neuter, as well as the masculine, genders.

         (h) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

         (i) "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from regular Federal income tax.

         (j) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         (l) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

         (m)      "Shareholder" means a record owner of Outstanding Shares.

         (n) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

         (o) "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.


         (p)      The "Trust" means AARP _________ Trust.


         (q) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

         (r) The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time or be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

         Section 1.3. Principal Place of Business. The principal place of business of the Trust shall be Two International Place, Boston, Massachusetts.

                                   ARTICLE II
                                    TRUSTEES

         Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to be the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

         Section 2.2.  Investments.  The Trustees shall have the power:

                  (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

                  (b) To invest in, hold for investment, or reinvest in, securities, including common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

                  (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts and foreign currencies and to engage in all types of hedging and risk management transactions, as determined appropriate by the Trustees.

                  (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, future contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

                  (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

                  (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

                  (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, to preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.
                  (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

                  (i) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         Section 2.3. Legal Title. Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the

Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

         Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

         Section 2.6. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

         Section 2.8. Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

         Section 2.9. Miscellaneous Powers. Subject to Section 5.11, hereof, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

         Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, Transfer Agent, dividend disbursing agent or custodian upon customary terms.

         Section 2.11. Number of Trustees. The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees.

         Section 2.12. Election and Term. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders called pursuant to the provisions of Section

16(a) of the 1940 Act. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section
2.13 hereof, each Trustee shall hold office until the next such meeting of Shareholders and until his successor is duly elected and qualified.

         Section 2.13. Resignation and Removal. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent (10%) of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         Section 2.14. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

         Section 2.15. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no



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

case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

                                   ARTICLE III
                                    CONTRACTS

         Section  3.1.  Distribution   Contract.   The  Trustees  may  in  their
discretion from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws; and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

         Section 3.2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

         The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

         Section 3.3.  Affiliations of Trustees or Officers, Etc. The fact that:

                    (i) any of the Shareholders, Trustees or officers of the
               Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

                    (ii) any partnership, corporation, trust, association or
               other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

         Section 3.4. Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV
                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

         Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3.  Mandatory Indemnification.
         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                    (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                    (ii) the words "claim," "action," "suit," or "proceeding"
               shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                    (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                    (ii) with respect to any matter as to which he shall have
               been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

                    (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
               (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                           (A)  by  the  court  or  other  body   approving  the
                      settlement or other disposition;  or

                           (B) based  upon a review of readily  available  facts
                      (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter), or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to a final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who (i) is not an Interested Person of the Trust, as defined under ss.2(a)(19) of the 1940 Act (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

         Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

         Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V
                          SHARES OF BENEFICIAL INTEREST

         Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

         Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

         Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

         Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury, and Shares may be issued in separate Series as provided in Section 5.11 hereof. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or any Series. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

         Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

         Section 5.6. Transfer of Shares. Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

         Section 5.7. Notices, Reports. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder (i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

         Section 5.8. Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

         Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any investment advisory or management contract entered into pursuant to Section 3.2;
(iv) with respect to termination of the Trust as provided in Section 8.2; (v) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (vi) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vii) with respect to incorporation of the Trust or any Series to the extent and as provided in Section 8.5; (viii) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class hereof or the Shareholders (provided, however, that a
Shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (x) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

         Section 5.10. Meetings of Shareholders. Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

         Section 5.11. Series Designation. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series as the context may require.

         If the Trustees shall divide the Shares of the Trust into two or more Series, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the even that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets for a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

          (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

         The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each Series or Class of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

         Section 5.12. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

         Section 5.13. Class Designation. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

         If the Trustees shall divide the Shares of the Trust of any Series into two or more Classes, the following provisions shall be applicable:

                           All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

                           The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

                           Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

                           The  establishment  and  designation  of any Class of
         Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI
                       REDEMPTION AND REPURCHASE OF SHARES

         Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

         The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

         Section 6.2. Price. Shares shall be redeemed at their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

         Section 6.3. Payment. Payment for such Shares shall be made in cash or in property out of the assets of the relevant Series for the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

         Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

         Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

         Section 6.6. Redemption of Shareholder's Interest. The Trust shall have the right at any time without prior notice to the shareholder to redeem Shares of any shareholder for their then current net asset value per Share if at such time the shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

         Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements of such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the

Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

         Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

         Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or
(iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII
                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

         Section 7.1. Net Asset Value. The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirement of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine.

         The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

         Section 7.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the proposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amounts they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the series, or as they may retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

         Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and
(ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

         Section 7.4. Allocation Between Principal and Income. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

         Section 7.5. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII
                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

         Section 8.1. Duration. The Trust or the Series of the Trust shall continue without limitation of time but subject to the provisions of this
Article VIII.

         Section 8.2. Termination of Trust or the Series of the Trust. (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote, at any meeting of Shareholders. Upon the termination of the Trust or any Series,

          (i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

          (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

          (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

         (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust or the Series of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities an duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

         Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing to do so. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

         (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

         (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as the Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or Series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or Series.

         Section 8.5. Incorporation. With the approval of the holders of a majority of the Shares of the Trust or any Series outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX
                             REPORTS TO SHAREHOLDERS

         The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.1. Filing. This Declaration and any amendment hereto shall be filed in the Office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

         Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

         Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

         Section 10.5.  Provisions in Conflict with Law or Regulations.
         (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned, pursuant to Article VIII, Section 8.3(c) hereof, have executed this instrument this ____ day of September, 1996.

                                                          ----------------------
                                                               Cuyler W. Findlay

                                                          ----------------------
                                                               Linda C. Coughlin

                                                          ----------------------
                                                           Carole Lewis Anderson

                                                          ----------------------
                                                                 Adelaide Attard

                                                          ----------------------
                                                             Cyril F. Brickfield


                                                          ----------------------
                                                          Robert N. Butler, M.D.


                                                          ----------------------
                                                                    Esther Canja

                                                          ----------------------
                                                                    Horace Deets

                                                          ----------------------
                                                                Edgar R. Fiedler

                                                          ----------------------
                                                             Eugene P. Forrester

                                                          ----------------------
                                                                 Wayne F. Haefer

                                                          ----------------------
                                                           George L. Maddox, Jr.

                                                          ----------------------
                                                                 Robert J. Myers

                                                          ----------------------
                                                                 James H. Schulz

                                                          ----------------------
                                                              Gordon Shillinglaw

                        THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                   ______________________, 1996

         Then personally appeared the above-named _________________________, who acknowledged the foregoing instrument to be ____ free act and deed.

                                                Before me,



                                                ------------------------------
                                                Notary Public

My commission expires:

PROXY       THIS PROXY IS SOLICITED ON BEHALF OF THE AARP TRUSTEES         PROXY


              Special Meeting of Shareholders--September 13, 1996

   The undersigned, revoking previous proxies, hereby appoints Cuyler W. Findlay, Horace B. Deets and Linda C. Coughlin, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of beneficial interest in the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts, 02110 on September 13, 1996 at 8:30 a.m. eastern time, and at any adjournments thereof.



1. Election of Trustees.              FOR all nominees listed below               WITHHOLD  AUTHORITY
                                      (except as marked by crossing out)          to vote for all nominees listed below

   If you do not  wish  to  approve  any  individual  nominee,  cross  out  that nominee's name:

   Carole Anderson, Adelaide Attard, Cyril F. Brickfield, Robert N. Butler, Esther Canja, Linda C. Coughlin, Horace B.
   Deets, Edgar R. Fiedler, Cuyler W. Findlay, Eugene P. Forrester, Wayne F. Haefer, George L. Maddox, Jr., Robert J.
   Myers, James H. Schulz, and Gordon Shillinglaw.

2. To ratify the selection of Price Waterhouse LLP as independent accountants     FOR __       AGAINST __     ABSTAIN __
   for the fiscal year ending September 30, 1997.

3. To approve Amended and Restated Declarations of Trust.                         FOR __       AGAINST __     ABSTAIN __



                        (continue voting on reverse side)


For  shareholders  in AARP High Quality  Money Fund and/or AARP High Quality Tax Free Money Fund.

4. To approve a modification to the current fundamental diversification policies of the AARP High  Quality  Money  Fund and AARP High  Quality  Tax Free Money
   Fund.                                                                          FOR __       AGAINST __     ABSTAIN __

   The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournments thereof.

                                                               Please sign  exactly as your name or names  appear.  When
                                                               signing as  attorney, executor, administrator, trustee or
                                                               guardian,  please give your full title as such.

                                                                         ---------------------------
                                                                         (Signature of Shareholder)


                                                                         ---------------------------
                                                                       (Signature of Joint Owner, if any)


                                                                          ---------------------------
                                                                                    Date